Exhibit 99.2
nCino Appoints Two New Independent Board Members
Technology executives Andy Yasutake and Diego Dugatkin bring deep AI product innovation and expertise to nCino's Board of Directors
WILMINGTON, NC, December 3, 2025 – nCino, Inc. (NASDAQ: NCNO), the leading provider of intelligent, best-in-class banking solutions, today announced that it has appointed Andy Yasutake and Diego Dugatkin to nCino's Board of Directors (“Board”).
"We are very pleased to welcome Andy and Diego to the nCino board," said Sean Desmond, chief executive officer at nCino. "As we advance our vision of intelligent solutions that transform how financial institutions operate globally, Andy and Diego enhance our board’s expertise in AI and product innovation. Andy's leadership in AI and platform innovation at scale, combined with Diego's proven ability to build disruptive products that create market value, will be incredibly valuable as we develop the next generation of intelligent banking solutions. As the worldwide leader in AI banking, these appointments strengthen the balance of technical and functional expertise across the board, driving our thought leadership position for years to come. Their insights will accelerate our digital workforce capabilities and ensure we continue to deliver the most advanced technology to our financial services clients worldwide."
Andy Yasutake is a visionary technology executive with proven experience leading global product, technology, operations, and growth teams at industry-defining companies. Currently serving as senior vice president, global head of strategic growth, ventures & AI at Edgevana, Andy is responsible for all global AI capabilities and technologies, driving innovation at the intersection of distributed infrastructure, Web3, and AI technologies. Throughout his career leading global technology platforms with Airbnb and LinkedIn, Andy has demonstrated deep expertise in building and deploying scalable customer experience architectures, enterprise technology solutions, and data-driven operational strategies that transform how organizations serve millions of users globally. His leadership combines deep technical acumen with a strategic vision for leveraging emerging technologies to create competitive differentiation and operational excellence.
Diego Dugatkin is chief product officer of Box and brings extensive executive and operations experience spanning product management, product definition and development, strategic partnerships, marketing, mergers and acquisitions, and global business development. Throughout his career across some of the largest horizontal platforms globally, like Adobe, Diego has demonstrated a unique ability to identify market opportunities and assemble high-performing teams that deliver innovative solutions. Diego brings a proven track record of creating, building, launching, and developing new products and services that create value through transformative technologies, including artificial intelligence and machine learning. His expertise spans leading AI-powered product innovation initiatives that drive growth and competitive advantage for organizations navigating rapidly evolving technology landscapes, with a focus on strategic innovation and market expansion.
These Board appointments come as Jeffrey Horing, managing director at Insight Partners, steps down from nCino's Board. “On behalf of the Board, I want to thank Jeff for his tremendous contributions to nCino,” said Pierre Naudé, Executive Chairman of the Board. “Jeff’s knowledge, experience and support have been instrumental in nCino’s growth and success, and we are grateful for his contributions and guidance over the past ten years.”
nCino also announced that upon the expiration of the initial one-year term of Mr. Naudé’s appointment as Executive Chairman of the Board on February 1, 2026, Mr. Naudé will transition from serving as Executive Chairman of the Board to serving as a non-employee director and Chairman of the Board.
Yasutake and Dugatkin join Pierre Naudé, Executive Chairman of the Board; Sean Desmond, CEO of nCino; Justin Nyweide, Lead Independent Director of the Board; Pamela Kilday, former head of operations of Truist Financial; Jon Doyle, senior managing principal and head of the financial services group at Piper Sandler; William Ruh, president of Cairn Capital Management; and William Spruill, co-founder and former CEO of Global Data Consortium, on nCino's Board.
About nCino
nCino (NASDAQ: NCNO) is powering a new era in financial services. The Company was founded to help financial institutions digitize and reengineer business processes to boost efficiencies and create better banking experiences. With over 2,700 customers worldwide - including community banks, credit unions, independent mortgage banks, and the largest financial entities globally - nCino offers a trusted platform of best-in-class, intelligent solutions. By integrating artificial intelligence and actionable insights into its platform, nCino is helping financial institutions consolidate legacy systems to enhance strategic decision-making, improve risk management, and elevate customer satisfaction by cohesively bringing together people, AI and data. For more information, visit www.ncino.com.

Investor Contact
investor@ncino.com

Media Contact
Mara D’Auria
press@ncino.com

Forward-Looking Statements:
This press release contains forward-looking statements about nCino's financial and operating results, which include statements regarding nCino’s future performance, outlook, guidance, the benefits from the use of nCino’s solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this press release are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this press release. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to risks associated with (i) adverse changes in the financial services industry, including as a result of customer consolidation or bank failures; (ii) adverse changes in economic, regulatory, or market conditions, including as a direct or indirect consequence of higher interest rates; (iii) risks associated with acquisitions we undertake, (iv) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (v) the accuracy of management’s assumptions and estimates; (vi) our ability to attract new customers and succeed in having current customers expand their use of our solution, including in connection with our migration to an asset-based pricing model; (vii) competitive factors, including pricing pressures and migration to asset-based pricing, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (viii) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (ix) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (x) our ability to manage our growth effectively including expanding outside of the United States; (xi) adverse changes in our relationship with Salesforce; (xii) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization; (xiii) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xiv) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xv) our ability to maintain our corporate culture and attract and retain highly skilled employees; and (xvi) the outcome and impact of legal proceedings and related fees and expenses.